UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Total Emerging Markets Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer,
BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Total Emerging Markets Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2020	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2020, the Fund outperformed its custom blended benchmark, MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%).

What factors influenced performance?

The period was characterized by a high degree of uncertainty as economies started to emerge from the lockdown measures that were instituted in the spring. Asia was the first region to re-open in the wake of COVID-19, leading to a stronger recovery in its economy and equity markets. The Fund navigated this environment well, outperforming the benchmark through a combination of asset allocation and security selection.

The majority of the Fund’s outperformance came from stock selection in Asia. Sentiment measures, which positioned the portfolio to benefit from the reopening theme, were key contributors. Specifically, a model that captures trends in the text of market participant commentaries performed well by leading to an overweight in India technology stocks. A local China A shares model also delivered strong gains due to expectations that the country would experience an economic recovery. The model benefited from the domestic focus of stocks in the China A share universe. Environmental, social and governance (“ESG”)-related measures also provided differentiated returns and partially offset weakness from broader quality insights. A recently added insight that looks to capture investor flows into ESG-focused positions was a top performer, with gains in China and Taiwan. In addition, macro thematic insights were strong performers across industry and style positioning. With respect to the former, an industry model led to successful overweight positions in healthcare and communications services stocks in India and China, respectively. Additionally, style positions that were motivated by taking the opposite views from generic quantitative investors performed well.

Despite overall strength in the Fund’s equity allocation, certain aspects of the stock selection model struggled. Defensive measures were notable detractors even at a time of heightened market volatility. Specifically, a preference for lower-risk securities hurt results in Asia as stocks rallied on the prospects for an economic recovery. Similarly, fundamental stock selection — which seeks to identify both higher quality and attractive valuations—detracted in the rising market. Looking toward balance sheet strength in China detracted from returns. Comparing company valuations across sales, which led to an underweight in South Korea’s technology sector, also hurt relative performance.

The Fund’s fixed-income allocation contributed to performance, as well. The portfolio of high-quality hard currency bonds produced gains behind an overweight in Ecuador and broader allocations to Latin America. A strategic overweight in Argentina was additive due to declining concerns about the country’s credit outlook. Positions in local currency bonds were additional contributors, led by gains for positions in South Africa and Chile. However, the Fund’s overall underweight position in South Africa detracted given that the country’s bonds performed well amid investors’ search for higher-yielding assets.

The Fund used total return swaps (a simple form of derivatives) to gain exposure to certain emerging equity markets. The Fund used derivatives as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities. The Fund’s use of derivatives contributed positively to Fund performance. As derivatives required less cash used as collateral, the portfolio had a higher cash balance as of period end. Since the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers in its equity portfolio, and it added a number of new signals to its stock selection model. The Fund continued to build out models that are based on ESG factors, while tilting away from more generic quantitative measures. The Fund also implemented a new macro insight based on expected fiscal responses to COVID-19.

Describe portfolio positioning at period end.

Malaysia was the largest overweight in the equity portfolio, primarily through positions in the health care sector. The Fund was overweight in Brazil and Taiwan, predominantly through materials and technology stocks, respectively. The portfolio remained slightly overweight in China, driven by a preference for local China A share securities. South Korea was the Fund’s largest equity underweight due to the negative outlook for both reforms and export competitiveness. On the fixed-income side, the investment adviser continued to identify opportunities in local currency bonds in Malaysia and South Africa. The hard currency sovereign bond portfolio was underweight in Croatia and overweight in higher-quality issuers such as Hungary and Poland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020 (continued)	BlackRock Total Emerging Markets Fund

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	20.15%	8.93%	N/A	6.61%	N/A	2.67%	N/A
Investor A	20.11	8.68	2.97%	6.34	5.20%	2.42	1.68%
Investor C	19.55	7.87	6.87	5.54	5.54	1.65	1.65
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)(d)	16.34	6.82	N/A	6.82	N/A	3.44	N/A
MSCI Emerging Markets Index	20.96	8.25	N/A	7.92	N/A	3.18	N/A
JPMorgan Emerging Markets Bond Index Plus	9.44	3.81	N/A	4.65	N/A	3.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.

(c)	The Fund commenced operations on May 16, 2013.
(d)

A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of 26 emerging market country indices. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,201.50	$4.72	$1,000.00	$1,020.92	$4.33	0.85%
Investor A	1,000.00	1,201.10	6.10	1,000.00	1,019.66	5.60	1.10
Investor C	1,000.00	1,195.50	10.24	1,000.00	1,015.88	9.40	1.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	BlackRock Total Emerging Markets Fund

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments(a)
Foreign Agency Obligations	86%
Investment Companies	7
Common Stocks	6
Corporate Bonds	1

GEOGRAPHIC ALLOCATION

	Percent of Total Investments(b)
Country/Geographic Region	Long	Short	Total
China	22%	—%	22%
Taiwan	7	—	7
South Korea	7	—	7
Brazil	6	—	6
Indonesia	6	—	6
Mexico	6	—	6
Russia	6	—	6
South Africa	5	—	5
Turkey	4	—	4
United States	4	—	4
Philippines	3	—	3
Colombia	3	—	3
Chile	3	—	3
Argentina	3	—	3
Peru	2	—	2
Hungary	2	—	2
Malaysia	2	—	2
Panama	2	—	2
Poland	1	—	1
Ukraine	1	—	1
Saudi Arabia	1	—	1
Other(c)	4	—	4
	100%	—%	100%

(a)	Excludes short-term securities.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Consolidated Schedule of Investments for such countries.

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Total Emerging Markets Fund

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on May 1, 2020 and held through October 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Consolidated Schedule of Investments (unaudited) October 31, 2020	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks

China — 3.7%
Angel Yeast Co. Ltd., Class A		16,228	$128,208
Anhui Conch Cement Co. Ltd., Class A		33,322	253,892
BYD Co. Ltd., Class A		10,329	246,582
Chacha Food Co. Ltd., Class A		10,502	93,370
East Money Information Co. Ltd., Class A		42,432	148,741
Guangzhou Wondfo Biotech Co. Ltd., Class A		8,140	92,706
Henan Shuanghui Investment & Development Co. Ltd., Class A		20,167	150,839
Hithink RoyalFlush Information Network Co. Ltd., Class A		9,840	199,217
Huaneng Power International Inc.		60,100	43,889
Huatai Securities Co. Ltd., Class A		59,362	181,118
Inner Mongolia Yili Industrial Group Co. Ltd., Class A		19,024	113,115
Inspur Electronic Information Industry Co. Ltd., Class A		16,178	73,917
Jiangsu Hengrui Medicine Co. Ltd., Class A		1,800	23,954
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A		22,705	104,883
Offcn Education Technology Co. Ltd., Class A		4,461	26,374
Perfect World Co. Ltd., Class A		33,450	140,463
SF Holding Co. Ltd., Class A		23,110	286,419
SG Micro Corp., Class A		1,719	69,959
Shenzhen Inovance Technology Co. Ltd., Class A		33,112	318,492
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A		6,874	398,131
Suning.com Co. Ltd., Class A		57,200	83,037
Toly Bread Co. Ltd., Class A		10,460	99,551
TongFu Microelectronics Co. Ltd., Class A(a)		14,101	52,521
Weihai Guangwei Composites Co. Ltd., Class A		10,300	101,832
Wens Foodstuffs Group Co. Ltd., Class A		24,570	69,745
Westone Information Industry, Inc., Class A		31,000	85,725
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A		30,164	133,792
Yintai Gold Co. Ltd., Class A		31,321	47,089
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A		168,120	186,284

Total Common Stocks — 3.7% (Cost: $3,622,400)			3,953,845

	Par (000)

Corporate Bonds

British Virgin Islands — 0.2%
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21	USD	200	202,437

China — 0.3%
China Minmetals Corp., (5 year CMT + 4.72%), 3.75%(b)(c)		200	203,250
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20		100	100,090

			303,340

Malaysia — 0.1%
Petroliam Nasional Bhd, 7.63%, 10/15/26		100	135,045

Security	Par (000)		Value

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24	USD	100	$125,188

Total Corporate Bonds — 0.7% (Cost: $738,500)			766,010

Foreign Agency Obligations

Argentina — 2.8%
Argentine Republic Government International Bond
1.00%, 07/09/29		346	141,695
0.13%, 07/09/30		2,588	938,247
0.13%, 07/09/35		3,426	1,121,926
0.13%, 01/09/38		950	352,094
0.13%, 07/09/41		1,200	406,575

			2,960,537

Brazil — 3.6%
Brazilian Government International Bond
4.88%, 01/22/21		250	252,578
2.63%, 01/05/23		200	206,812
4.25%, 01/07/25		400	433,125
6.00%, 04/07/26		440	510,675
4.63%, 01/13/28		500	541,250
7.13%, 01/20/37		500	626,875
5.63%, 01/07/41		200	219,125
5.00%, 01/27/45		400	411,375
5.63%, 02/21/47		600	657,750

			3,859,565

Chile — 3.0%
Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22	CLP	2,148,064	2,964,207
Chile Government International Bond, 3.13%, 01/21/26	USD	200	219,625

			3,183,832

Colombia — 3.5%
Colombia Government International Bond
4.38%, 07/12/21		200	204,937
2.63%, 03/15/23		200	204,813
4.00%, 02/26/24		200	213,000
8.13%, 05/21/24		100	120,600
4.50%, 01/28/26		400	443,125
3.88%, 04/25/27		400	431,400
7.38%, 09/18/37		300	421,781
6.13%, 01/18/41		400	515,125
5.63%, 02/26/44		400	494,125
5.00%, 06/15/45		600	696,375

			3,745,281

Croatia — 0.2%
Croatia Government International Bond, 6.00%, 01/26/24		200	230,625

Hungary — 2.2%
Hungary Government International Bond
6.38%, 03/29/21		400	410,000
5.38%, 02/21/23		398	439,293
5.75%, 11/22/23		500	574,219
5.38%, 03/25/24		500	573,437
7.63%, 03/29/41		200	356,000

			2,352,949

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Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Indonesia — 6.8%
Indonesia Government International Bond
4.88%, 05/05/21	USD	300	$306,281
3.75%, 04/25/22		200	208,188
3.38%, 04/15/23		400	422,625
5.88%, 01/15/24		400	458,250
4.13%, 01/15/25		400	445,000
4.75%, 01/08/26		200	231,563
4.35%, 01/08/27		200	228,438
7.75%, 01/17/38		500	770,625
5.25%, 01/17/42		200	251,125
4.63%, 04/15/43		300	350,437
6.75%, 01/15/44		400	600,000
5.13%, 01/15/45		400	501,625
5.95%, 01/08/46		200	281,625
5.25%, 01/08/47		200	260,312
Indonesia Treasury Bond, 7.00%, 05/15/27	IDR	23,913,000	1,694,757
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24	USD	200	222,750

			7,233,601

Kazakhstan — 0.2%
Kazakhstan Government International Bond, 5.13%, 07/21/25		200	232,062

Malaysia — 0.2%
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21		200	202,500

Mexico — 7.2%
Mexican Udibonos, 4.50%, 12/04/25	MXN	31,647	1,708,296
Mexico Government International Bond
3.63%, 03/15/22	USD	300	311,344
4.00%, 10/02/23		500	543,438
3.60%, 01/30/25		400	431,125
4.13%, 01/21/26		600	667,687
4.15%, 03/28/27		400	445,200
6.75%, 09/27/34		300	401,156
6.05%, 01/11/40		500	629,375
4.75%, 03/08/44		400	442,500
5.55%, 01/21/45		350	426,672
4.60%, 01/23/46		400	433,375
4.35%, 01/15/47		600	631,312
4.60%, 02/10/48		400	432,625
5.75%, 10/12/10		200	232,625

			7,736,730

Panama — 1.7%
Panama Government International Bond
4.00%, 09/22/24		200	219,000
7.13%, 01/29/26		250	315,469
3.88%, 03/17/28		400	452,875
9.38%, 04/01/29		100	153,562
6.70%, 01/26/36		300	432,469
4.30%, 04/29/53		200	241,375

			1,814,750

Peru — 1.6%
Peruvian Government International Bond 7.35%, 07/21/25		200	255,563
4.13%, 08/25/27		300	348,281

Security	Par (000)		Value

Peru (continued)
Peruvian Government International Bond (continued)
6.55%, 03/14/37	USD	300	$453,281
5.63%, 11/18/50		400	637,875

			1,695,000

Philippines — 3.5%
Philippine Government International Bond
4.00%, 01/15/21		100	100,594
4.20%, 01/21/24		200	221,750
5.50%, 03/30/26		200	247,000
9.50%, 02/02/30		350	572,797
7.75%, 01/14/31		300	454,031
6.38%, 01/15/32		300	422,344
6.38%, 10/23/34		550	793,891
5.00%, 01/13/37		200	260,125
3.95%, 01/20/40		200	235,312
3.70%, 03/01/41		200	228,938
3.70%, 02/02/42		200	230,187

			3,766,969

Poland — 0.9%
Poland Government International Bond
5.13%, 04/21/21		300	306,469
3.00%, 03/17/23		300	317,344
3.25%, 04/06/26		300	338,531

			962,344

Romania — 1.1%
Romanian Government International Bond
4.38%, 08/22/23		600	653,062
4.88%, 01/22/24		200	221,875
6.13%, 01/22/44		200	269,375

			1,144,312

Russia — 4.7%
Russian Foreign Bond - Eurobond
4.50%, 04/04/22		200	209,563
4.88%, 09/16/23		400	438,250
4.75%, 05/27/26		400	456,125
4.25%, 06/23/27		400	450,125
7.50%, 03/31/30		1,224	1,404,540
5.63%, 04/04/42		400	525,250
5.88%, 09/16/43		200	272,562
5.25%, 06/23/47		1,000	1,312,500

			5,068,915

South Africa — 3.2%
Republic of South Africa Government Bond - CPI Linked, 5.50%, 12/07/23	ZAR	30,395	2,046,019
Republic of South Africa Government International Bond
5.88%, 05/30/22	USD	100	105,750
4.67%, 01/17/24		300	311,812
5.88%, 09/16/25		200	218,187
4.88%, 04/14/26		200	207,438
4.30%, 10/12/28		200	194,000
5.38%, 07/24/44		200	177,188
5.00%, 10/12/46		200	168,313

			3,428,707

South Korea — 2.1%
Inflation Linked Korea Treasury Bond, 1.13%, 06/10/23	KRW	2,451,798	2,205,603

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey — 4.7%
Turkey Government International Bond
5.63%, 03/30/21	USD 400	$401,000
5.13%, 03/25/22	200	198,562
6.25%, 09/26/22	400	401,750
3.25%, 03/23/23	250	236,016
5.75%, 03/22/24	200	194,063
7.38%, 02/05/25	400	409,375
4.25%, 04/14/26	200	177,813
4.88%, 10/09/26	500	450,937
6.00%, 03/25/27	400	377,125
11.88%, 01/15/30	400	516,500
6.75%, 05/30/40	300	265,781
6.00%, 01/14/41	400	324,000
4.88%, 04/16/43	600	438,750
6.63%, 02/17/45	400	345,125
5.75%, 05/11/47	400	311,000

		5,047,797

Ukraine — 1.4%
Ukraine Government International Bond
7.75%, 09/01/23	300	311,550
7.75%, 09/01/24	100	103,281
7.75%, 09/01/26	200	202,125
7.75%, 09/01/27	100	100,688
7.38%, 09/25/32	600	574,500
7.25%, 03/15/33(d)	209	196,460

		1,488,604

Uruguay — 0.1%
Uruguay Government International Bond, 4.13%, 11/20/45	100	118,656

Total Foreign Agency Obligations — 54.7% (Cost: $57,486,362)		58,479,339

Security	Shares	Value

Investment Companies

United States — 4.3%
iShares MSCI India ETF(e)	135,518	$4,552,050

Total Investment Companies — 4.3% (Cost: $4,168,915)		4,552,050

Total Long-Term Investments — 63.4% (Cost: $66,016,177)		67,751,244

Short-Term Securities

Money Market Funds — 31.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(f)(g)	33,319,683	33,319,683

Total Short-Term Securities — 31.2% (Cost: $33,319,683)		33,319,683

Total Investments — 94.6% (Cost: $99,335,860)		101,070,927

Other Assets Less Liabilities — 5.4%		5,738,360

Net Assets — 100.0%		$106,809,287

(a)	Non-income producing security.
(b)	Perpetual security with no stated maturity date.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$20,955,814	$12,363,869	(a)	$—	$—	$—	$33,319,683	33,319,683	$8,870	$—
iShares MSCI India ETF	4,535,825	330,788		(1,359,424)	(44,789)	1,089,650	4,552,050	135,518	—	—

					$(44,789)	$1,089,650	$37,871,733		$8,870	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
MSCI Emerging Markets E-Mini Index	13	12/18/20	$716	$16,593

10	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	460,000	USD	345,087	Deutsche Bank AG	11/13/20	$195
CHF	426,000	EUR	397,411	BNP Paribas S.A.	11/13/20	1,773
CHF	1,396,000	EUR	1,296,332	BNP Paribas S.A.	11/13/20	12,781
CHF	214,000	EUR	198,351	Citibank N.A.	11/13/20	2,391
CHF	385,000	EUR	358,757	Goldman Sachs International	11/13/20	2,075
CHF	1,707,000	EUR	1,593,875	JPMorgan Chase Bank N.A.	11/13/20	5,438
CHF	316,000	EUR	295,647	Morgan Stanley & Co. International PLC	11/13/20	321
EUR	295,993	CHF	316,000	Deutsche Bank AG	11/13/20	82
EUR	13,349	HUF	4,812,000	Goldman Sachs International	11/13/20	275
EUR	114,990	HUF	41,838,000	Goldman Sachs International	11/13/20	1,140
EUR	1,390,310	NOK	15,108,000	Citibank N.A.	11/13/20	37,069
EUR	473,643	NOK	5,122,000	Credit Suisse International	11/13/20	15,237
EUR	188,431	PLN	861,000	Citibank N.A.	11/13/20	1,997
EUR	133,016	PLN	601,000	JPMorgan Chase Bank N.A.	11/13/20	3,126
GBP	163,000	USD	210,227	JPMorgan Chase Bank N.A.	11/13/20	953
GBP	209,000	USD	270,088	JPMorgan Chase Bank N.A.	11/13/20	689
IDR	6,260,499,000	USD	422,990	BNP Paribas S.A.	11/13/20	406
JPY	73,771,000	USD	699,052	Barclays Bank PLC	11/13/20	5,648
JPY	18,309,000	USD	174,606	BNP Paribas S.A.	11/13/20	292
JPY	88,204,000	USD	838,070	BNP Paribas S.A.	11/13/20	4,501
JPY	57,975,000	USD	547,255	Citibank N.A.	11/13/20	6,553
JPY	56,100,000	USD	533,517	JPMorgan Chase Bank N.A.	11/13/20	2,380
KRW	467,582,000	USD	405,656	JPMorgan Chase Bank N.A.	11/13/20	5,488
KRW	962,303,000	USD	839,318	JPMorgan Chase Bank N.A.	11/13/20	6,834
MXN	1,198,000	USD	56,057	Goldman Sachs International	11/13/20	366
MXN	5,811,000	USD	272,285	Goldman Sachs International	11/13/20	1,400
NOK	1,062,000	EUR	95,078	Goldman Sachs International	11/13/20	484
NZD	826,000	USD	544,702	JPMorgan Chase Bank N.A.	11/13/20	1,452
PHP	8,707,000	USD	178,418	JPMorgan Chase Bank N.A.	11/13/20	903
RON	1,570,000	EUR	320,917	Goldman Sachs International	11/13/20	2,030
SEK	15,595,000	EUR	1,486,751	JPMorgan Chase Bank N.A.	11/13/20	20,830
TWD	4,211,000	USD	147,377	JPMorgan Chase Bank N.A.	11/13/20	482
TWD	7,987,000	USD	279,792	Morgan Stanley & Co. International PLC	11/13/20	653
TWD	45,753,000	USD	1,601,828	Morgan Stanley & Co. International PLC	11/13/20	4,681
USD	108,265	AUD	154,000	Barclays Bank PLC	11/13/20	13
USD	181,249	AUD	255,000	Deutsche Bank AG	11/13/20	1,999
USD	223,072	AUD	314,000	Deutsche Bank AG	11/13/20	2,348
USD	223,930	AUD	316,000	Deutsche Bank AG	11/13/20	1,800
USD	307,506	AUD	434,000	JPMorgan Chase Bank N.A.	11/13/20	2,430
USD	129,989	BRL	732,000	BNP Paribas S.A.	11/13/20	2,471
USD	194,941	CAD	256,000	BNP Paribas S.A.	11/13/20	2,784
USD	405,442	CAD	537,000	BNP Paribas S.A.	11/13/20	2,362
USD	198,804	CAD	262,000	Citibank N.A.	11/13/20	2,143
USD	342,948	CAD	452,000	Deutsche Bank AG	11/13/20	3,671
USD	119,336	CAD	158,000	JPMorgan Chase Bank N.A.	11/13/20	739
USD	365,740	CAD	481,000	Morgan Stanley & Co. International PLC	11/13/20	4,695
USD	434,814	EUR	368,000	BNP Paribas S.A.	11/13/20	6,129
USD	445,788	EUR	379,000	BNP Paribas S.A.	11/13/20	4,288
USD	813,003	EUR	692,000	BNP Paribas S.A.	11/13/20	6,887
USD	1,671,527	EUR	1,427,000	Citibank N.A.	11/13/20	9,205
USD	1,108,003	EUR	951,000	Deutsche Bank AG	11/13/20	177
USD	453,922	EUR	385,099	HSBC Bank USA N.A.	11/13/20	5,317
USD	1,258,886	EUR	1,064,000	Morgan Stanley & Co. International PLC	11/13/20	19,425
USD	1,283,814	EUR	1,091,000	Morgan Stanley & Co. International PLC	11/13/20	12,900
USD	27,668	GBP	21,339	BNP Paribas S.A.	11/13/20	21
USD	319,790	GBP	245,000	Citibank N.A.	11/13/20	2,372
USD	446,327	GBP	344,000	Deutsche Bank AG	11/13/20	646
USD	168,852	IDR	2,489,097,000	BNP Paribas S.A.	11/13/20	515
USD	136,085	INR	10,012,000	BNP Paribas S.A.	11/13/20	1,875
USD	107,686	INR	7,908,000	JPMorgan Chase Bank N.A.	11/13/20	1,680
USD	144,315	INR	10,647,000	Morgan Stanley & Co. International PLC	11/13/20	1,594
USD	237,021	INR	17,468,000	Morgan Stanley & Co.International PLC	11/13/20	2,866

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	237,204	JPY	24,795,000	Deutsche Bank AG	11/13/20	$349
USD	119,172	MXN	2,515,000	Barclays Bank PLC	11/13/20	721
USD	832,849	NZD	1,251,000	Barclays Bank PLC	11/13/20	5,685
USD	530,390	NZD	793,000	Goldman Sachs International	11/13/20	6,057
USD	2,280,044	NZD	3,437,000	Morgan Stanley & Co. International PLC	11/13/20	7,491
USD	594,911	PHP	28,877,000	JPMorgan Chase Bank N.A.	11/13/20	187
USD	548,376	RUB	42,288,000	JPMorgan Chase Bank N.A.	11/13/20	16,670
USD	1,169,958	RUB	92,260,000	Morgan Stanley & Co. International PLC	11/13/20	9,932
USD	319,450	SGD	434,000	BNP Paribas S.A.	11/13/20	1,723
USD	629,561	SGD	854,000	BNP Paribas S.A.	11/13/20	4,358
USD	457,679	SGD	620,000	Goldman Sachs International	11/13/20	3,785
USD	1,057,492	THB	32,868,000	JPMorgan Chase Bank N.A.	11/13/20	3,020
USD	215,272	TWD	6,126,000	JPMorgan Chase Bank N.A.	11/13/20	172
USD	215,803	TWD	6,145,000	JPMorgan Chase Bank N.A.	11/13/20	36
ZAR	2,102,000	USD	127,008	Morgan Stanley & Co. International PLC	11/13/20	2,009

						316,472

AUD	601,000	USD	426,510	BNP Paribas S.A.	11/13/20	(4,043)
AUD	874,000	USD	627,613	BNP Paribas S.A.	11/13/20	(13,243)
AUD	1,540,000	USD	1,102,170	BNP Paribas S.A.	11/13/20	(19,642)
AUD	183,000	USD	130,428	Deutsche Bank AG	11/13/20	(1,790)
AUD	1,772,000	USD	1,267,374	Morgan Stanley & Co. International PLC	11/13/20	(21,763)
BRL	822,000	USD	146,920	BNP Paribas S.A.	11/13/20	(3,724)
BRL	652,000	USD	117,892	JPMorgan Chase Bank N.A.	11/13/20	(4,311)
BRL	673,000	USD	119,058	JPMorgan Chase Bank N.A.	11/13/20	(1,819)
BRL	1,024,000	USD	183,773	Morgan Stanley & Co. International PLC	11/13/20	(5,388)
CAD	685,000	USD	523,164	Citibank N.A.	11/13/20	(8,994)
CAD	258,000	USD	195,285	JPMorgan Chase Bank N.A.	11/13/20	(1,627)
CAD	1,926,000	USD	1,452,137	JPMorgan Chase Bank N.A.	11/13/20	(6,456)
COP	1,378,238,000	USD	360,446	JPMorgan Chase Bank N.A.	11/13/20	(4,475)
EUR	905,716	CHF	972,000	Citibank N.A.	11/13/20	(5,273)
EUR	264,071	CHF	283,000	Morgan Stanley & Co. International PLC	11/13/20	(1,105)
EUR	739,370	CHF	792,000	Morgan Stanley & Co. International PLC	11/13/20	(2,690)
EUR	2,351,994	CHF	2,524,000	Morgan Stanley & Co. International PLC	11/13/20	(13,559)
EUR	204,397	SEK	2,134,000	Citibank N.A.	11/13/20	(1,741)
EUR	675,730	SEK	7,008,000	Credit Suisse International	11/13/20	(482)
EUR	467,000	USD	548,783	BNP Paribas S.A.	11/13/20	(4,772)
EUR	951,000	USD	1,110,381	BNP Paribas S.A.	11/13/20	(2,554)
EUR	1,112,000	USD	1,319,793	BNP Paribas S.A.	11/13/20	(24,416)
EUR	1,649,000	USD	1,944,257	BNP Paribas S.A.	11/13/20	(23,325)
EUR	70,000	USD	82,833	JPMorgan Chase Bank N.A.	11/13/20	(1,289)
GBP	945,000	USD	1,225,093	JPMorgan Chase Bank N.A.	11/13/20	(767)
INR	11,794,000	USD	159,903	BNP Paribas S.A.	11/13/20	(1,807)
INR	7,913,000	USD	106,762	Morgan Stanley & Co. International PLC	11/13/20	(690)
JPY	24,795,000	USD	237,666	Citibank N.A.	11/13/20	(811)
JPY	122,629,000	USD	1,173,254	Citibank N.A.	11/13/20	(1,836)
KRW	283,228,000	USD	251,207	BNP Paribas S.A.	11/13/20	(2,165)
KRW	341,176,000	USD	301,395	BNP Paribas S.A.	11/13/20	(1,399)
MXN	6,223,000	USD	297,043	Barclays Bank PLC	11/13/20	(3,954)
MXN	2,713,000	USD	128,787	Morgan Stanley & Co. International PLC	11/13/20	(1,011)
NOK	5,123,000	EUR	468,244	Barclays Bank PLC	11/13/20	(8,844)
NOK	1,392,000	EUR	126,854	Credit Suisse International	11/13/20	(1,966)
NOK	2,141,000	EUR	196,237	Deutsche Bank AG	11/13/20	(4,336)
NZD	1,437,000	USD	957,188	BNP Paribas S.A.	11/13/20	(7,040)
NZD	241,000	USD	160,817	Goldman Sachs International	11/13/20	(1,467)
NZD	557,000	USD	373,675	Morgan Stanley & Co. International PLC	11/13/20	(5,385)
PLN	1,475,000	EUR	328,004	Morgan Stanley & Co. International PLC	11/13/20	(9,477)
RUB	10,667,000	USD	134,379	BNP Paribas S.A.	11/13/20	(258)
RUB	12,945,000	USD	164,006	JPMorgan Chase Bank N.A.	11/13/20	(1,243)
RUB	23,753,000	USD	302,393	JPMorgan Chase Bank N.A.	11/13/20	(3,736)
RUB	63,473,000	USD	814,592	Morgan Stanley & Co. International PLC	11/13/20	(16,517)
SEK	1,561,000	EUR	150,982	Deutsche Bank AG	11/13/20	(436)

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	3,158,000	EUR	305,351	Deutsche Bank AG	11/13/20	$(771)
SEK	12,389,000	EUR	1,200,405	JPMorgan Chase Bank N.A.	11/13/20	(5,934)
SGD	1,961,000	USD	1,441,792	Barclays Bank PLC	11/13/20	(6,167)
USD	345,006	CAD	460,000	Deutsche Bank AG	11/13/20	(276)
USD	161,115	CLP	128,868,000	Barclays Bank PLC	11/13/20	(5,514)
USD	236,643	CLP	185,720,000	Morgan Stanley & Co. International PLC	11/13/20	(3,497)
USD	270,251	GBP	209,000	Deutsche Bank AG	11/13/20	(525)
USD	550,159	GBP	426,000	Deutsche Bank AG	11/13/20	(1,760)
USD	544,501	GBP	423,000	JPMorgan Chase Bank N.A.	11/13/20	(3,531)
USD	163,819	IDR	2,423,538,000	Morgan Stanley & Co. International PLC	11/13/20	(84)
USD	260,724	JPY	27,373,000	BNP Paribas S.A.	11/13/20	(758)
USD	423,107	JPY	44,825,000	Citibank N.A.	11/13/20	(5,085)
USD	744,439	JPY	78,545,000	Deutsche Bank AG	11/13/20	(5,865)
USD	127,418	JPY	13,345,000	Morgan Stanley & Co. International PLC	11/13/20	(60)
USD	83,719	KRW	95,995,670	BNP Paribas S.A.	11/13/20	(690)
USD	877,987	KRW	1,000,247,000	BNP Paribas S.A.	11/13/20	(1,529)
USD	1,159,081	KRW	1,346,134,000	JPMorgan Chase Bank N.A.	11/13/20	(24,573)
USD	38,396	KRW	43,998,330	Morgan Stanley & Co. International PLC	11/13/20	(291)
USD	120,834	MXN	2,601,000	HSBC Bank USA N.A.	11/13/20	(1,667)
USD	146,680	MXN	3,120,000	JPMorgan Chase Bank N.A.	11/13/20	(265)
USD	443,787	NZD	676,000	BNP Paribas S.A.	11/13/20	(3,186)
USD	189,403	PHP	9,205,000	JPMorgan Chase Bank N.A.	11/13/20	(175)
USD	159,699	ZAR	2,670,000	Citibank N.A.	11/13/20	(4,180)
ZAR	2,014,000	USD	123,626	Citibank N.A.	11/13/20	(11)
USD	2,847,930	CLP	2,208,000,000	Deutsche Bank AG	12/16/20	(7,048)
USD	1,504,441	IDR	22,632,808,000	Bank of America N.A.	12/16/20	(20,273)
USD	2,136,680	KRW	2,540,000,000	Citibank N.A.	12/16/20	(97,271)
USD	1,709,696	MXN	37,560,000	Deutsche Bank AG	12/16/20	(52,711)
USD	1,960,179	ZAR	33,500,000	Barclays Bank PLC	12/17/20	(87,760)

						(595,083)

						$(278,611)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 3.33%	Quarterly	5.51%	Quarterly	03/17/21	(a)	03/17/26	ZAR	29,400	$21,887	$31	$21,856

(a)	Forward Swap.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW LIBOR, 0.64%	Quarterly	1.05%	Quarterly	Bank of America N.A.	03/17/21	(a)	03/17/26	KRW	1,656,690	$2,924	$—	$2,924
3-Month KLIBOR, 1.95%	Quarterly	2.06%	Quarterly	Bank of America N.A.	03/17/21	(a)	03/17/26	MYR	12,330	6,251	—	6,251
6-Month CLP Interbank Rate, 0.00%	Semi-Annual	1.55%	Semi-Annual	Goldman Sachs Bank USA	03/17/21	(a)	03/17/26	CLP	1,107,760	4,965	—	4,965
6-Month BIBOR, 0.80%	Semi-Annual	0.96%	Semi-Annual	Goldman Sachs Bank USA	03/17/21	(a)	03/17/26	THB	42,870	10,962	—	10,962
3-Month TWD Secondary Bank Rate, 0.00%	Quarterly	0.66%	Quarterly	JPMorgan Chase Bank N.A.	03/17/21	(a)	03/17/26	TWD	38,720	3,843	—	3,843

										$28,945	$—	$28,945

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty (a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	At Termination	Goldman Sachs & Co. (b)	11/02/20 – 02/28/23	$23,773,700	$4,785,566	(c)	$28,283,750	22.3%
	At Termination	UBS AG (d)	01/12/21 – 08/26/25	25,172,668	3,427,107	(e)	28,228,525	23.6

				$48,946,368	$8,212,673		$56,512,275

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $275,516 of net dividends and financing fees.

(e)	Amount includes $371,250 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	30-85 basis points	25-175 basis points
Benchmarks:	USD — 1D Overnight Fed Funds Effective Rate (FEDL01)	USD — 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of period end, termination dates November 2, 2020 to February 28, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Ambev SA	87,806	$186,387	0.7%
Ambev SA, ADR	19,412	41,542	0.2
B3 SA - Brasil Bolsa Balcao	20,223	179,922	0.6
Banco Bradesco SA, ADR	32,868	115,038	0.4
BRF SA	14,561	42,582	0.2
BRF SA, ADR	17,573	52,016	0.2
Cia Siderurgica Nacional SA	11,750	42,061	0.2
Cia Siderurgica Nacional SA, ADR	5,769	20,595	0.1
Fleury SA	8,193	39,052	0.1
Gerdau SA	17,874	68,100	0.2

Security	Shares	Value	% of Basket Value

Brazil (continued)
Hypera SA	13,510	$65,690	0.2%
Multiplan Empreendimentos Imobiliarios SA	12,481	41,263	0.1
Porto Seguro SA	2,944	24,330	0.1
Telefonica Brasil SA	19,260	141,754	0.5
TIM SA	9,105	18,804	0.1
Ultrapar Participacoes SA	22,658	64,681	0.2
Vale SA	34,534	364,422	1.3
Vale SA, ADR	35,846	378,892	1.3

		1,887,131

China
3SBio, Inc.	35,500	33,111	0.1
Agricultural Bank of China Ltd., Class H	94,000	31,980	0.1
Airtac International Group	4,000	107,683	0.4
Alibaba Group Holding Ltd.	8,800	333,466	1.2
Alibaba Group Holding Ltd., ADR	19,081	5,813,790	20.6
ANTA Sports Products Ltd.	6,000	66,607	0.2
Baidu, Inc., ADR	2,599	345,797	1.2

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Security	Shares	Value	% of Basket Value

China (continued)
Bank of China Ltd., Class H	704,000	$222,366	0.8%
Beijing Enterprises Holdings Ltd.	76,000	228,969	0.8
BYD Co. Ltd., Class H	20,000	404,296	1.4
China Communications Services Corp. Ltd., Class H	70,000	40,786	0.1
China Construction Bank Corp., Class H	94,000	64,777	0.2
China Life Insurance Co. Ltd., Class H	71,000	154,917	0.5
China Mobile Ltd.	21,500	131,506	0.5
China Oilfield Services Ltd., Class H	24,000	14,493	0.0
China Telecom Corp. Ltd., Class H	258,000	80,989	0.3
CITIC Securities Co. Ltd., Class H	34,000	73,719	0.3
CSPC Pharmaceutical Group Ltd	32,000	33,982	0.1
Great Wall Motor Co. Ltd., Class H	46,000	74,477	0.3
Guangdong Investment Ltd.	50,000	74,155	0.3
Haitong Securities Co. Ltd., Class H	30,000	25,414	0.1
JD.com, Inc., ADR	11,218	914,491	3.2
Kingsoft Corp. Ltd.	5,000	26,896	0.1
Lenovo Group Ltd.	380,000	238,592	0.8
Meituan, Class B, Class B	10,600	395,159	1.4
NetEase, Inc., ADR	6,731	584,184	2.1
New Oriental Education & Technology Group, Inc., ADR	692	110,983	0.4
NIO, Inc., ADR	10,862	332,160	1.2
Postal Savings Bank of China Co. Ltd., Class H	42,000	20,612	0.1
TAL Education Group, ADR	3,367	223,771	0.8
Tingyi Cayman Islands Holding Corp.	138,000	252,529	0.9
Want Want China Holdings Ltd.	734,000	486,080	1.7
WuXi AppTec Co. Ltd., Class H, Class H	18,600	297,382	1.1
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	80,000	70,633	0.2
ZTO Express Cayman, Inc., ADR	845	24,488	0.1

		12,335,240

Hungary
Richter Gedeon Nyrt	3,579	73,074	0.3

Malaysia
Nestle Malaysia Bhd	3,500	117,356	0.4
Petronas Dagangan BHD	17,900	74,219	0.3
Press Metal Aluminium Holdings BHD	17,800	23,541	0.1
Public Bank Bhd	13,000	47,167	0.2
Tenaga Nasional BHD	18,100	41,546	0.1
UWC Bhd	27,000	41,908	0.1

		345,737

Philippines
BDO Unibank, Inc.	11,360	20,802	0.1
Metropolitan Bank & Trust Co.	4	3	0.0

		20,805

Poland
Bank Polska Kasa Opieki SA	12,581	134,637	0.5

Qatar
Masraf Al Rayan QSC	124,304	144,698	0.5
Ooredoo QPSC	25,608	45,902	0.2
Qatar Islamic Bank SAQ	82,816	364,297	1.3
Qatar National Bank QPSC	24,798	118,918	0.4

		673,815

Russia
LUKOIL PJSC	745	38,085	0.1

Security	Shares	Value	% of Basket Value

Russia (continued)
Novatek PJSC, GDR	256	$30,867	0.1%
Tatneft PJSC	16,991	87,891	0.3

		156,843

Saudi Arabia
Al Rajhi Bank	29,068	510,006	1.8
Alinma Bank	26,084	106,019	0.4
Jarir Marketing Co.	4,660	215,213	0.8
National Commercial Bank	8,644	89,748	0.3
Samba Financial Group	16,862	123,872	0.4
Saudi Basic Industries Corp.	7,300	175,089	0.6
Saudi British Bank	13,142	83,192	0.3

		1,303,139

South Africa
Anglo American PLC	3,259	75,718	0.3
AngloGold Ashanti Ltd.	1,936	44,616	0.1
Barloworld Ltd.	11,363	39,923	0.1
Clicks Group Ltd.	15,319	222,107	0.8
Gold Fields Ltd.	4,515	48,831	0.2
Gold Fields Ltd., ADR	6,994	76,444	0.3
Naspers Ltd., N Shares	1,993	389,088	1.4
Netcare Ltd.	201,958	160,090	0.6
Shoprite Holdings Ltd.	4,711	37,318	0.1

		1,094,135

South Korea
SK Telecom Co. Ltd.	2,332	49,112	0.2

Taiwan
AU Optronics Corp.	521,000	210,423	0.7
Bizlink Holding Inc.	11,000	84,587	0.3
China Steel Corp.	179,000	127,155	0.4
CTBC Financial Holding Co. Ltd.	290,000	183,138	0.6
Faraday Technology Corp.	66,000	96,358	0.3
First Financial Holding Co. Ltd.	141,000	98,935	0.3
Gigabyte Technology Co. Ltd.	36,000	90,584	0.3
Lotes Co. Ltd.	5,000	76,443	0.3
Makalot Industrial Co. Ltd.	6,000	39,772	0.1
MediaTek, Inc.	28,000	665,567	2.4
Mega Financial Holding Co. Ltd.	113,000	108,887	0.4
Merry Electronics Co. Ltd.	19,000	93,788	0.3
Novatek Microelectronics Corp.	15,000	140,177	0.5
Parade Technologies Ltd.	10,000	382,138	1.4
President Chain Store Corp.	18,000	162,465	0.6
Quanta Computer, Inc.	77,000	194,291	0.7
Realtek Semiconductor Corp.	27,000	336,351	1.2
Sercomm Corp.	32,000	82,224	0.3
SinoPac Financial Holdings Co. Ltd.	189,000	70,754	0.3
Sunonwealth Electric Machine Industry Co. Ltd.	30,000	61,470	0.2
Taiwan Mobile Co. Ltd.	75,000	256,200	0.9
Taiwan Semiconductor Manufacturing Co. Ltd.	269,000	4,069,882	14.4
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,003	922,822	3.3
Tong Hsing Electronic Industries Ltd.	8,000	35,312	0.1
TPK Holding Co. Ltd.	21,000	37,061	0.1
Uni-President Enterprises Corp.	192,000	411,564	1.5

		9,038,348

Thailand
Home Product Center PCL, Foreign Registered Shares	577,600	259,450	0.9
IRPC PCL	797,800	51,706	0.2

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Security	Shares	Value	% of Basket Value

Thailand (continued)
Kasikornbank PCL, Foreign Registered Shares	86,800	$211,824	0.7%
Siam Cement PCL, Foreign Registered Shares	2,600	27,666	0.1
Siam Commercial Bank PCL/The	15,000	31,283	0.1

		581,929
Preferred Stocks

Brazil
Banco Bradesco SA, Preference Shares, Preference Shares	151,603	532,650	1.9
Itau Unibanco Holding SA, Preference Shares, Preference Shares	4,227	17,297	0.1
Lojas Americanas SA, Preference Shares, Preference Shares	1,577	6,385	0.0
Telefonica Brasil SA, Preference Shares, Preference Shares	4,515	33,473	0.1

		589,805

Net Value of Reference Entity — Goldman Sachs & Co.		$28,283,750

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with UBS AG as of period end, termination dates January 12, 2021 to August 26, 2025:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Ambev SA	49,702	$105,503	0.4%
B2W Cia Digital	6,785	88,970	0.3
B3 SA — Brasil Bolsa Balcao	5,241	46,629	0.2
BRF SA	17,644	51,598	0.2
Cia Siderurgica Nacional SA	20,430	73,133	0.3
Hypera SA	2,914	14,169	0.0
M Dias Branco SA	5,718	32,337	0.1
TOTVS SA	24,859	116,974	0.4
Ultrapar Participacoes SA	16,000	45,675	0.2
WEG SA	15,564	205,686	0.7

		780,674

Chile
Sun Art Retail Group Ltd.	111,000	120,262	0.4

China
3SBio, Inc.	109,000	101,664	0.4
Agricultural Bank of China Ltd., Class H	64,000	21,774	0.1
Anhui Expressway Co. Ltd., Class H	28,000	13,447	0.0
ANTA Sports Products Ltd.	5,000	55,506	0.2
Bank of China Ltd., Class H	35,000	11,055	0.0
Beijing Enterprises Holdings Ltd.	52,000	156,663	0.5
China Communications Services Corp. Ltd., Class H	86,000	50,108	0.2
China Construction Bank Corp., Class H	200,000	137,823	0.5
China Lesso Group Holdings Ltd.	21,000	34,046	0.1
China Life Insurance Co. Ltd., Class H	137,000	298,924	1.0
China Mobile Ltd.	41,500	253,836	0.9
China Oilfield Services Ltd., Class H	32,000	19,324	0.1
China Resources Beer Holdings Co. Ltd.	8,000	49,637	0.2
China Telecom Corp. Ltd., Class H	630,000	197,763	0.7

Security	Shares	Value	% of Basket Value

China (continued)
China Unicom Hong Kong Ltd.	506,000	$311,893	1.1%
CNOOC Ltd.	181,000	165,607	0.6
CSPC Pharmaceutical Group Ltd.	225,920	239,910	0.8
ENN Energy Holdings Ltd.	4,200	53,156	0.2
Great Wall Motor Co. Ltd., Class H	17,000	27,524	0.1
Haitong Securities Co. Ltd., Class H	56,400	47,779	0.2
Industrial & Commercial Bank of China Ltd., Class H	454,000	257,810	0.9
Kingdee International Software Group Co. Ltd.	7,000	18,482	0.1
Kingsoft Corp. Ltd.	7,000	37,655	0.1
Lenovo Group Ltd.	122,000	76,601	0.3
Meituan, Class B, Class B	42,200	1,573,180	5.6
PetroChina Co. Ltd., Class H	322,000	90,430	0.3
PICC Property & Casualty Co. Ltd., Class H	68,000	46,152	0.2
Postal Savings Bank of China Co. Ltd., Class H	39,000	19,140	0.1
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	32,000	49,674	0.2
Sinopharm Group Co. Ltd., Class H	49,600	113,953	0.4
Sunny Optical Technology Group Co. Ltd.	4,200	69,733	0.2
Tencent Holdings Ltd.	75,500	5,768,623	20.4
Tingyi Cayman Islands Holding Corp.	160,000	292,787	1.0
Want Want China Holdings Ltd.	60,000	39,734	0.1
WuXi AppTec Co. Ltd., Class H, Class H	6,360	101,686	0.4
Xiaomi Corp., Class B	36,000	102,385	0.4
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	25,600	22,603	0.1

		10,928,067

Colombia
Cementos Argos SA	1,951	2,296	0.0
Corp. Financiera Colombiana SA	212	1,424	0.0
Ecopetrol SA	26,107	12,081	0.1
Grupo Argos SA	1,923	5,277	0.0
Grupo de Inversiones Suramericana SA	1,587	8,242	0.0
Interconexion Electrica SA ESP	4,360	23,499	0.1

		52,819

Czech Republic
Moneta Money Bank AS	54,334	123,343	0.4

Greece
Hellenic Telecommunications Organization SA	3,539	46,933	0.1
JUMBO SA	1,713	24,010	0.1
OPAP SA	3,303	26,722	0.1

		97,665

Hong Kong
Sino Biopharmaceutical Ltd.	190,500	192,975	0.7

Hungary
Richter Gedeon Nyrt	1,459	29,789	0.1

Indonesia
Bank Central Asia Tbk PT	301,100	592,461	2.1
Telekomunikasi Indonesia Persero Tbk PT	109,000	19,300	0.1

		611,761

Malaysia
Hartalega Holdings Bhd	56,700	245,956	0.9
IHH Healthcare Bhd	22,400	26,810	0.1
Malayan Banking BHD	43,000	72,396	0.2
Maxis Bhd	172,900	199,707	0.7
Nestle Malaysia Bhd	500	16,765	0.1
Public Bank Bhd	57,400	208,260	0.7

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Security	Shares	Value	% of Basket Value

Malaysia (continued)
Telekom Malaysia Bhd	160,900	$162,189	0.6%
Tenaga Nasional BHD	95,300	218,751	0.8
Westports Holdings BHD	92,900	87,141	0.3

		1,237,975

Peru
Hochschild Mining PLC	315,221	899,190	3.2

Poland
Bank Polska Kasa Opieki SA	20,356	217,842	0.8
Polski Koncern Naftowy ORLEN SA	4,641	44,731	0.1
Powszechna Kasa Oszczednosci Bank Polski SA	51,445	246,792	0.9
Powszechny Zaklad Ubezpieczen SA	11,411	62,368	0.2

		571,733

Russia
Aeroflot PJSC	104,851	75,185	0.3
LUKOIL PJSC	15,174	775,711	2.7
LUKOIL PJSC, ADR	5,511	281,960	1.0
Magnitogorsk Iron & Steel Works PJSC	244,412	115,994	0.4
MMC Norilsk Nickel PJSC	1,564	372,244	1.3
Novatek PJSC, GDR	1,471	177,363	0.6
Novolipetsk Steel PJSC	46,239	108,430	0.4
PhosAgro PJSC, GDR	11,054	127,369	0.5
Sberbank of Russia PJSC	2,963	29,931	0.1
Severstal PJSC	2,254	30,871	0.1
Tatneft PJSC	5,472	28,306	0.1

		2,123,364

South Africa
Absa Group Ltd.	23,760	127,721	0.4
Anglo American PLC	624	14,498	0.0
AVI Ltd.	7,477	33,793	0.1
Barloworld Ltd.	6,302	22,142	0.1
Capitec Bank Holdings Ltd.	1,187	83,422	0.3
Clicks Group Ltd.	5,709	82,774	0.3
Gold Fields Ltd.	4,527	48,960	0.2
Naspers Ltd., N Shares	5,805	1,133,295	4.0
Netcare Ltd.	60,159	47,687	0.2
Sanlam Ltd.	44,471	129,718	0.5
Shoprite Holdings Ltd.	9,334	73,938	0.3
Standard Bank Group Ltd.	19,185	125,448	0.4

		1,923,396

South Korea
BGF retail Co. Ltd.	268	27,869	0.1
Celltrion, Inc.	175	37,367	0.1
Cheil Worldwide, Inc.	7,693	142,370	0.5
CJ Logistics Corp.	190	26,816	0.1
Coway Co. Ltd.	362	22,166	0.1
Doosan Bobcat, Inc.	1,413	36,108	0.1
Han Kuk Carbon Co. Ltd.	4,373	37,053	0.1
Hanwha Aerospace Co. Ltd.	961	21,465	0.1

Security	Shares	Value	% of Basket Value

South Korea (continued)
Hite Jinro Co. Ltd.	1,026	$30,467	0.1%
Hyundai Glovis Co. Ltd.	1,036	153,966	0.6
Kakao Corp.	237	69,107	0.2
KB Financial Group, Inc.	2,298	82,199	0.3
Kolon Industries, Inc.	1,996	62,814	0.2
Korea Electric Power Corp.	2,732	48,191	0.2
KT&G Corp.	1,241	88,612	0.3
LG Chem Ltd.	864	471,123	1.7
LG Household & Health Care Ltd.	105	139,217	0.5
Lotte Corp.	969	24,425	0.1
NAVER Corp.	1,875	479,758	1.7
NCSoft Corp.	126	86,572	0.3
NongShim Co. Ltd.	234	59,557	0.2
POSCO	4,785	883,331	3.1
Posco ICT Co. Ltd.	1	6	0.0
Samsung Electronics Co. Ltd.	45,945	2,309,453	8.2
Samsung SDI Co. Ltd.	205	80,757	0.3
Shinhan Financial Group Co. Ltd.	3,990	108,258	0.4
SK Telecom Co. Ltd.	3,016	571,920	2.0
Studio Dragon Corp.	1,086	75,437	0.3

		6,176,384

Thailand
Home Product Center PCL	447,500	201,011	0.7
Kasikornbank PCL, Foreign Registered Shares	41,700	101,764	0.4
Kiatnakin Bank PCL, Foreign Registered Shares	27,300	34,598	0.1
Siam Commercial Bank PCL/The	23,800	49,635	0.2
Thai Union Group PCL, Class F	215,100	104,902	0.4
Total Access Communication PCL	43,500	42,917	0.1

		534,827

United Arab Emirates
First Abu Dhabi Bank PJSC	82,010	252,705	0.9

United Kingdom
Mondi PLC	40,442	759,275	2.7

United States
JBS SA	14,126	47,883	0.2

Preferred Stocks

Brazil
Banco Bradesco SA, Preference Shares, Preference Shares	132,141	464,271	1.6
Gerdau SA, Preference Shares, Preference Shares	21,502	81,729	0.3
Itau Unibanco Holding SA, Preference Shares, Preference Shares	9,017	36,898	0.1
Lojas Americanas SA, Preference Shares, Preference Shares	11,171	45,226	0.2
Petroleo Brasileiro SA, Preference Shares	41,297	136,314	0.5

Net Value of Reference Entity — UBS AG		$ 28,228,525

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$31	$—	$21,856	$—
OTC Swaps	—	—	8,241,618	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$16,593	$—	$—	$—	$16,593
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	316,472	—	—	316,472
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	21,856	—	21,856
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	8,212,673	—	28,945	—	8,241,618

	$—	$—	$8,229,266	$316,472	$50,801	$—	$8,596,539

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	—	$—	$595,083	$—	$—	$595,083

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(10,548)	$—	$—	$—	$(10,548)
Forward foreign currency exchange contracts	—	—	—	(288,600)	—	—	(288,600)
Swaps	—	—	3,893,713	—	303,050	—	4,196,763

	$—	$—	$3,883,165	$(288,600)	$303,050	$—	$3,897,615

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$23,538	$—	$—	$—	$23,538
Forward foreign currency exchange contracts	—	—	—	(796,618)	—	—	(796,618)
Swaps	—	—	8,491,668	—	(29,323)	—	8,462,345

	$—	$—	$8,515,206	$(796,618)	$(29,323)	$—	$7,689,265

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$384,850
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$62,204,930
Average amounts sold — in USD	$53,398,333
Interest rate swaps
Average notional value — receives fixed rate	$12,970,169
Total return swaps
Average notional value	$48,716,060

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$8,136	$—
Forward foreign currency exchange contracts	316,472	595,083
Swaps — centrally cleared	8,194	—
Swaps — OTC(a)	8,241,618	—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	8,574,420	595,083

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,330)	—

Total derivative assets and liabilities subject to an MNA	$8,558,090	$595,083

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)
Bank of America N.A	$9,175	$(9,175)	$—	$—	$—
Barclays Bank PLC	12,067	(12,067)	—	—	—
BNP Paribas S.A	53,166	(53,166)	—	—	—
Citibank N.A	61,730	(61,730)	—	—	—
Credit Suisse International	15,237	(2,448)	—	—	12,789
Deutsche Bank AG	11,267	(11,267)	—	—	—
Goldman Sachs & Co.	4,785,566	—	—	(4,785,566)	—
Goldman Sachs Bank USA	15,927	—	—	—	15,927
Goldman Sachs International	17,612	(1,467)	—	—	16,145
HSBC Bank USA N.A	5,317	(1,667)	—	—	3,650
JPMorgan Chase Bank N.A	77,352	(60,201)	—	—	17,151
Morgan Stanley & Co. International PLC	66,567	(66,567)	—	—	—
UBS AG	3,427,107	—	—	—	3,427,107

	$8,558,090	$(279,755)	$—	$(4,785,566)	$3,492,769

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)
Bank of America N.A	$20,273	$(9,175)	$—	$—	$11,098
Barclays Bank PLC	112,239	(12,067)	—	—	100,172
BNP Paribas S.A	114,551	(53,166)	—	—	61,385
Citibank N.A	125,202	(61,730)	—	—	63,472
Credit Suisse International	2,448	(2,448)	—	—	—
Deutsche Bank AG	75,518	(11,267)	—	—	64,251
Goldman Sachs International	1,467	(1,467)	—	—	—
HSBC Bank USA N.A	1,667	(1,667)	—	—	—
JPMorgan Chase Bank N.A	60,201	(60,201)	—	—	—
Morgan Stanley & Co. International PLC	81,517	(66,567)	—	—	14,950

	$595,083	$(279,755)	$—	$—	$315,328

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Total Emerging Markets Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$—	$3,953,845	$—	$3,953,845
Corporate Bonds	—	766,010	—	766,010
Foreign Agency Obligations	—	58,479,339	—	58,479,339
Investment Companies	4,552,050	—	—	4,552,050
Short-Term Securities
Money Market Funds	33,319,683	—	—	33,319,683

	$37,871,733	$63,199,194	$—	$101,070,927

Derivative Financial Instruments(a)
Assets
Equity Contracts	$16,593	$8,212,673	$—	$8,229,266
Foreign Currency Exchange Contracts	—	316,472	—	316,472
Interest Rate Contracts	—	50,801	—	50,801
Liabilities
Foreign Currency Exchange Contracts	—	(595,083)	—	(595,083)

	$16,593	$7,984,863	$—	$8,001,456

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities  (unaudited)

October 31, 2020

BlackRock Total Emerging Markets Fund

ASSETS
Investments at value — unaffiliated(a)	$63,199,194
Investments at value — affiliated(b)	37,871,733
Cash	429
Cash pledged:
Futures contracts	53,000
Centrally cleared swaps	115,597
Foreign currency at value(c)	3,024,499
Receivables:
Capital shares sold	322,569
Dividends — affiliated	1,179
Interest — unaffiliated	595,575
Variation margin on futures contracts	8,136
Variation margin on centrally cleared swaps	8,194
Unrealized appreciation on:
Forward foreign currency exchange contracts	316,472
OTC swaps	8,241,618
Prepaid expenses	21,100

Total assets	113,779,295

LIABILITIES
Cash received as collateral for OTC derivatives	5,410,000
Payables:
Accounting services fees	106,812
Administration fees	3,978
Capital shares redeemed	598,811
Investment advisory fees	36,822
Trustees’ and Officer’s fees	4,004
Other accrued expenses	62,636
Professional fees	146,677
Service and distribution fees	5,185
Unrealized depreciation on forward foreign currency exchange contracts	595,083

Total liabilities	6,970,008

NET ASSETS	$106,809,287

NET ASSETS CONSIST OF
Paid-in capital	$116,858,389
Accumulated loss	(10,049,102)

NET ASSETS	$106,809,287

(a) Investments at cost — unaffiliated	$61,847,262
(b) Investments at cost — affiliated	$37,488,598
(c) Foreign currency at cost	$2,952,321

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Consolidated Statement of Assets and Liabilities  (unaudited)  (continued)

October 31, 2020

BlackRock Total Emerging Markets Fund

NET ASSET VALUE

Institutional
Net assets	$92,712,661

Shares outstanding	9,361,372

Net asset value	$9.90

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$10,805,696

Shares outstanding	1,095,252

Net asset value	$9.87

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$3,290,930

Shares outstanding	336,043

Net asset value	$9.79

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations  (unaudited)

Six Months Ended October 31, 2020

BlackRock Total Emerging Markets Fund

INVESTMENT INCOME
Dividends — unaffiliated	$49,023
Dividends — affiliated	8,870
Interest — unaffiliated	1,228,701
Foreign taxes withheld	(13,434)

Total investment income	1,273,160

EXPENSES
Investment advisory	410,108
Professional	80,344
Transfer agent — class specific	55,224
Custodian	51,533
Accounting services	31,927
Service and distribution — class specific	30,643
Registration	27,830
Administration	23,239
Printing and postage	22,206
Administration — class specific	10,936
Trustees and Officer	5,537
Miscellaneous	10,393

Total expenses	759,920
Less:
Administration fees waived - class specific	(10,936)
Fees waived and/or reimbursed by the Manager	(198,311)
Transfer agent fees waived and/or reimbursed — class specific	(55,222)

Total expenses after fees waived and/or reimbursed	495,451

Net investment income	777,709

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(931,515)
Investments — affiliated	(44,789)
Foreign currency transactions	(2,025)
Forward foreign currency exchange contracts	(288,600)
Futures contracts	(10,548)
Swaps	4,196,763

2,919,286

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,949,693
Investments — affiliated	1,089,650
Foreign currency translations	111,138
Forward foreign currency exchange contracts	(796,618)
Futures contracts	23,538
Swaps	8,462,345

15,839,746

Net realized and unrealized gain	18,759,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,536,741

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Consolidated Statements of Changes in Net Assets

	BlackRock Total Emerging Markets Fund
	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$777,709	$1,468,633	$4,200,528
Net realized gain (loss)	2,919,286	(5,556,390)	(3,446,013)
Net change in unrealized appreciation (depreciation)	15,839,746	(8,650,307)	22,160,479

Net increase (decrease) in net assets resulting from operations	19,536,741	(12,738,064)	22,914,994

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,055,917)	(3,669,025)	(8,217,305)
Investor A	(218,258)	(360,355)	(872,268)
Investor C	(62,692)	(70,624)	(217,483)

Decrease in net assets resulting from distributions to shareholders	(2,336,867)	(4,100,004)	(9,307,056)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(9,506,915)	(33,892,342)	(51,159,483)

NET ASSETS
Total increase (decrease) in net assets	7,692,959	(50,730,410)	(37,551,545)
Beginning of period	99,116,328	149,846,738	187,398,283

End of period	$106,809,287	$99,116,328	$149,846,738

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund

	Institutional
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.42		$9.55		$8.86	$10.87	$9.72	$8.70	$9.84

Net investment income(a)	0.07		0.10		0.25	0.22	0.22	0.17	0.11
Net realized and unrealized gain (loss)	1.62		(0.95)		0.97	(1.74)	1.14	0.95	(1.19)

Net increase (decrease) from investment operations	1.69		(0.85)		1.22	(1.52)	1.36	1.12	(1.08)

Distributions(b)
From net investment income	(0.21)		(0.28)		(0.52)	(0.16)	(0.10)	(0.10)	(0.06)
From net realized gain	—		—		(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.21)		(0.28)		(0.53)	(0.49)	(0.21)	(0.10)	(0.06)

Net asset value, end of period	$9.90		$8.42		$9.55	$8.86	$10.87	$9.72	$8.70

Total Return(c)
Based on net asset value	20.15	%(d)	(9.34	)%(d)	14.33%	(14.66)%	14.49%	13.16%	(10.97)%

Ratios to Average Net Assets(e)
Total expenses	1.33	%(f)	1.34	%(f)(g)	1.18%	1.08%	1.03%	1.44%	1.74%

Total expenses after fees waived and/or reimbursed	0.85	%(f)	0.85	%(f)	0.85%	0.85%	0.85%	1.04%	1.40%

Net investment income	1.48	%(f)	2.23	%(f)	2.67%	2.12%	2.17%	1.88%	1.14%

Supplemental Data
Net assets, end of period (000)	$92,713		$85,305		$131,680	$165,034	$385,137	$205,782	$54,526

Portfolio turnover rate(h)	13%		21%		11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.06%	0.08%	0.09%	0.06%	0.06%	0.08%	0.11%

(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.44%.
(h)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor A
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.39		$9.51		$8.79	$10.80	$9.67	$8.67	$9.81

Net investment income(a)	0.06		0.09		0.23	0.19	0.19	0.16	0.10
Net realized and unrealized gain (loss)	1.62		(0.96)		0.97	(1.73)	1.15	0.93	(1.19)

Net increase (decrease) from investment operations	1.68		(0.87)		1.20	(1.54)	1.34	1.09	(1.09)

Distributions(b)
From net investment income	(0.20)		(0.25)		(0.47)	(0.14)	(0.10)	(0.09)	(0.05)
From net realized gain	—		—		(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.20)		(0.25)		(0.48)	(0.47)	(0.21)	(0.09)	(0.05)

Net asset value, end of period	$9.87		$8.39		$9.51	$8.79	$10.80	$9.67	$8.67

Total Return(c)
Based on net asset value	20.11	%(d)	(9.52	)%(d)	14.20%	(14.94)%	14.25%	12.74%	(11.15)%

Ratios to Average Net Assets(e)
Total expenses	1.63	%(f)	1.65	%(f)(g)	1.48%	1.40%	1.37%	1.56%	2.15%

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10	%(f)	1.10%	1.10%	1.10%	1.17%	1.65%

Net investment income	1.19	%(f)	1.98	%(f)	2.43%	1.86%	1.91%	1.65%	1.02%

Supplemental Data
Net assets, end of period (000)	$10,806		$10,622		$13,923	$17,020	$46,427	$37,058	$1,628

Portfolio turnover rate(h)	13%		21%		11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.06%	0.08%	0.09%	0.06%	0.06%	0.08%	0.11%

(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.
(h)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

26	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)

	Investor C
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$8.34		$9.40		$8.69	$10.70	$9.61	$8.58	$9.73

Net investment income (loss)(a)	0.02		0.06		0.16	0.12	0.11	0.08	(0.01)
Net realized and unrealized gain (loss)	1.60		(0.96)		0.95	(1.72)	1.14	0.95	(1.14)

Net increase (decrease) from investment operations	1.62		(0.90)		1.11	(1.60)	1.25	1.03	(1.15)

Distributions(b)
From net investment income	(0.17)		(0.16)		(0.39)	(0.08)	(0.05)	—	—
From net realized gain	—		—		(0.01)	(0.33)	(0.11)	—	—

Total distributions	(0.17)		(0.16)		(0.40)	(0.41)	(0.16)	—	—

Net asset value, end of period	$9.79		$8.34		$9.40	$8.69	$10.70	$9.61	$8.58

Total Return(c)
Based on net asset value	19.55	%(d)	(9.78	)%(d)	13.22%	(15.59)%	13.39%	12.01%	(11.82)%

Ratios to Average Net Assets(e)
Total expenses	2.39	%(f)	2.39	%(f)(g)	2.21%	2.16%	2.11%	2.61%	2.91%

Total expenses after fees waived and/or reimbursed	1.85	%(f)	1.85	%(f)	1.85%	1.85%	1.85%	2.10%	2.40%

Net investment income (loss)	0.50	%(f)	1.21	%(f)	1.71%	1.19%	1.18%	0.88%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$3,291		$3,189		$4,244	$5,344	$7,399	$2,435	$898

Portfolio turnover rate(h)	13%		21%		11%	61%	140%	22%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31,
			2019	2018	2017	2016	2015
Investments in underlying funds	0.06%	0.08%	0.09%	0.06%	0.06%	0.08%	0.11%

(f)	Annualized.
(g)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.49%.
(h)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	27

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years(c)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,913, which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign CurrencyTranslation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements  (unaudited)  (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements  (unaudited)  (continued)

investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

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Notes to Consolidated Financial Statements  (unaudited)  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

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Notes to Consolidated Financial Statements  (unaudited)  (continued)

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.75%
$1 billion — $3 billion	0.71
$3 billion — $5 billion	0.68
$5 billion — $10 billion	0.65
Greater than $10 billion	0.64

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BAMNA”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL, BAMNA and BRS for services they provide for that portion of the Fund for which BIL, BAMNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

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Notes to Consolidated Financial Statements  (unaudited)  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total
BlackRock Total Emerging Markets Fund	$13,641	$17,002	$30,643

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended October 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total
Administration fees	$9,505	$1,091	$340	$10,936

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Total
Reimbursed amounts	$83	$368	$92	$543

For the six months ended October 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total
Transfer agent fees — class specific	$44,652	$7,938	$2,634	$55,224

Other Fees: For the six months ended October 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $467.

For the six months ended October 31, 2020, affiliates received CDSCs of $383 for Investor A Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through August 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2020, the amounts waived were $9,107.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, affiliated and exchange-traded funds that have a contractual management fee through August 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended October 31, 2020, the Manager waived $17,973 in investment advisory fees pursuant to this arrangement.

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Notes to Consolidated Financial Statements  (unaudited)  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C
BlackRock Total Emerging Markets Fund	0.85%	1.10%	1.85%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2020, the Manager waived and/or reimbursed $171,231 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived – class specific and transfer agent fees waived and/or reimbursed – class specific, respectively, in the Consolidated Statement of Operations. For the six months ended October 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration fees waived — class specific	$9,505	$1,091	$340	$10,936

	Institutional	Investor A	Investor C	Total
Transfer agent fees waived — class specific	$44,651	$7,937	$2,634	$55,222

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective May 16, 2020, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 16, 2020:

Fund Name/Fund Level/Share Class	Expired May 16, 2020
BlackRock Total Emerging Markets Fund
Fund Level	$651,548
Institutional	419,363
Investor A	68,859
Investor C	18,115

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Consolidated Financial Statements  (unaudited)  (continued)

During the six months ended October 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
BlackRock Total Emerging Markets Fund	$—	$481,407	$(77,014)

7.	PURCHASES AND SALES

For the six months ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were $8,668,141 and $10,990,310, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of April 30, 2020, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $20,078,135.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$102,412,606

Gross unrealized appreciation	$13,558,213
Gross unrealized depreciation	(6,898,436)

Net unrealized appreciation (depreciation)	$6,659,777

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	35

Notes to Consolidated Financial Statements  (unaudited)  (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

36	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (unaudited)  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/20		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
BlackRock Total Emerging Markets Fund	Shares	Amounts	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	570,174	$5,486,314	1,486,479	$14,318,303	4,803,364	$44,144,137
Shares issued in reinvestment of distributions	210,215	2,007,554	367,267	3,588,194	920,541	7,907,448
Shares redeemed	(1,551,144)	(14,974,015)	(5,506,574)	(49,527,298)	(10,574,982)	(97,307,169)

	(770,755)	$(7,480,147)	(3,652,828)	$(31,620,801)	(4,851,077)	$(45,255,584)

Investor A
Shares sold and automatic conversion of shares	115,228	$1,089,846	98,270	$940,419	448,526	$4,154,355
Shares issued in reinvestment of distributions	22,555	214,722	36,233	353,268	100,652	862,585
Shares redeemed	(308,650)	(2,893,893)	(332,954)	(2,943,997)	(1,020,373)	(9,407,159)

	(170,867)	$(1,589,325)	(198,451)	$(1,650,310)	(471,195)	$(4,390,219)

Investor C
Shares sold	6,896	$68,412	7,271	$70,144	62,316	$555,924
Shares issued in reinvestment of distributions	6,590	62,403	7,249	70,456	25,449	217,077
Shares redeemed and automatic conversion of shares	(59,909)	(568,258)	(83,407)	(761,831)	(251,466)	(2,286,681)

	(46,423)	$(437,443)	(68,887)	$(621,231)	(163,701)	$(1,513,680)

	(988,045)	$(9,506,915)	(3,920,166)	$(33,892,342)	(5,485,973)	$(51,159,483)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On November 10, 2020, the Board approved a proposal to close BlackRock Total Emerging Markets Fund to purchases and thereafter to liquidate the Fund. Accordingly, effective on February 11, 2021, the Fund will no longer accept purchase orders. On or about February 18, 2021 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders on the Liquidation Date will be redeemed at the NAV per share and the Fund will then be terminated as a series of the Trust.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Total Emerging Markets Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”), the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BAMNA and BIL, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

38	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for the one-, three- and five-year periods reported, the Fund outperformed, underperformed, and underperformed, respectively, its benchmark total return. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return benchmark during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, (ii) the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund, (iii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Fund and (iv) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the

40	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BIBOR	Bangkok Interbank Offered Rate

CMT	Constant Maturity Treasury

CPI	Consumer Price Index

ETF	Exchange-Traded Fund

JIBAR	Johannesburg Interbank Average Rate

KLIBOR	Kuala Lumpur Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TEM-10/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

2

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: December 31, 2020

4